Exhibit 99.1
REALNETWORKS ANNOUNCES THIRD QUARTER 2019 FINANCIAL RESULTS

SEATTLE — October 30, 2019 -

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced its financial results for the third quarter ended September 30, 2019.

•	Third quarter revenue of $45.0 million compared to $44.2 million in the prior quarter; significant adjusted EBITDA loss improvement over the prior quarter

•	Expanded reach of SAFRTM through broadening network of partners, including NVIDIA

•	Games revenue up 30% year-over-year with a return to positive operating income driven by success of free-to-play casual mobile games, particularly Delicious World

Management Commentary

“In the third quarter, we continued to make solid progress with two key growth initiatives: our SAFR facial and object recognition platform and free-to-play casual mobile games,” said Rob Glaser, Chairman and CEO of RealNetworks. “For SAFR, we entered into new verticals through partnerships with systems integrators and GPU market leader, NVIDIA. We also gained traction in our commercialization efforts through collaborations with leading Video Management Systems.”

Mr. Glaser added, “In Games, our free-to-play casual mobile games continued to perform well and scale up. This is particularly true with Delicious World, which is on track to become our most successful casual game ever in terms of revenue and engagement even though it’s only been in global release for six months. These successes, along with our ongoing commitment to carefully manage our costs, have resulted in a significant improvement on the bottom line.”

Third Quarter 2019 Financial Highlights

•	Revenue was $45.0 million (inclusive of $27.3 million from Napster) compared to $44.2 million (inclusive of $28.6 million from Napster) in the prior quarter and $17.6 million in the prior year period.

•	Games revenue was $7.2 million, up 18% compared to $6.0 million in the prior quarter and up 30% compared to $5.5 million in the prior year period.

•
Gross profit margin was 42%, up from 38% in the prior quarter and down from 76% in the prior year period. Napster’s gross profit margin for the third quarter of 2019 was 19%, while RealNetworks’ gross profit margin without Napster was 76%.

•
Operating expenses decreased $1.4 million, or 5%, from the prior quarter and increased $6.7 million, or 37%, from the prior year period. Napster’s operating expenses were $6.5 million for the third quarter of 2019.

•
Net loss attributable to RealNetworks was $(6.0) million, or $(0.16) per share, compared to net loss of $(9.2) million, or $(0.24) per share, in the prior quarter and a net loss of $(6.0) million, or $(0.16) per share, in the prior year period.

•
Adjusted EBITDA was a loss of $(3.2) million compared to a loss of $(6.3) million in the prior quarter and a loss of $(3.3) million in the prior year period. A reconciliation of GAAP net income (loss) including noncontrolling interests to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	At September 30, 2019, the Company had $18.1 million in unrestricted cash and cash equivalents compared to $26.3 million at June 30, 2019.

•
In August 2019, RealNetworks and Napster entered into a loan agreement for a revolving line of credit for a maximum of $10.0 million to be used for working capital and general corporate purposes. As of September 30, 2019, $6.1 million remained available for borrowing.

Business Outlook

For the fourth quarter of 2019, RealNetworks expects to achieve the following results including noncontrolling interests:

•	Total revenue is expected to be in the range of $40.0 million to $43.0 million.

•	Adjusted EBITDA loss is expected to be in the range of $(2.0) million to $(5.0) million.

Conference Call and Webcast Information
The Company will host a conference call today to review results and discuss its performance shortly after 4:30 p.m. ET / 1:30 p.m. PT. Participants may join the conference call by dialing 1-877-451-6152 (United States) or 1-201-389-0879 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Wednesday, November 20, 2019, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13694934.

A live webcast will be available on RealNetworks’ Investor Relations site under the Events & Presentations section at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

About RealNetworks

Building on a legacy of digital media expertise and innovation, RealNetworks has created a new generation of products that employ best-in-class artificial intelligence and machine learning to enhance and secure our daily lives. SAFR (www.safr.com) is the world’s premier facial recognition platform for live video. Leading in real-world performance and accuracy as evidenced in testing by NIST, SAFR enables new applications for security, convenience, and analytics. Kontxt (www.kontxt.com) is the foremost platform for categorizing A2P messages to help mobile carriers build customer loyalty and drive new revenue through text message classification and antispam. For information about our other products, visit www.realnetworks.com.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) including noncontrolling interests to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to our current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our financial condition and liquidity, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Napster segment. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect our expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results for RealNetworks, on a consolidated basis, to differ from the results predicted include: our ability to realize operating efficiencies, growth and other benefits from the implementation of our growth initiatives and restructuring efforts; cash usage and conservation, and the pursuit of additional funding sources; successful monetization of our products and services; competitive risks, including the emergence or growth of competing technologies, products and services; potential outcomes and effects of claims and legal proceedings; risks associated with key customer or strategic relationships and business acquisitions; disruptions in the global financial markets, including changes in consumer spending and impacts to credit availability; fluctuations in foreign currencies; and unique risk factors that relate to our Napster segment, such as risks stemming from its streaming music service and related music royalties. More information about potential risk factors that could affect our business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of our financial statements and forward-looking financial guidance requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. RealNetworks assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

For More Information:
Investor Relations for RealNetworks
Kimberly Orlando, Addo Investor Relations
310-829-5400
IR@realnetworks.com
RNWK-F

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,

	2019	2018	2019	2018
	(in thousands, except per share data)

Net revenue	$44,993	$17,579	$128,713	$52,953
Cost of revenue	26,278	4,239	78,430	14,000
Gross profit	18,715	13,340	50,283	38,953

Operating expenses:
Research and development	8,687	8,052	26,396	23,398
Sales and marketing	8,470	4,998	24,972	15,878
General and administrative	7,132	4,586	23,888	15,526
Restructuring and other charges	691	632	1,587	1,320
Lease exit and related benefit	—	—	—	(454)

Total operating expenses	24,980	18,268	76,843	55,668

Operating loss	(6,265)	(4,928)	(26,560)	(16,715)

Other income (expenses):
Interest expense	(220)	—	(429)	—
Interest income	—	72	117	270
Gain (loss) on equity investment, net	—	—	12,338	—
Equity in net loss of Napster	—	(737)	—	(737)
Other income (expenses), net	541	(112)	851	(195)

Total other income (expenses), net	321	(777)	12,877	(662)

Income (loss) before income taxes	(5,944)	(5,705)	(13,683)	(17,377)
Income tax expense	310	272	812	708

Net income (loss) including noncontrolling interests	(6,254)	(5,977)	(14,495)	(18,085)
Net income (loss) attributable to noncontrolling interests	(286)	—	(858)	—
Net income (loss) attributable to RealNetworks	$(5,968)	$(5,977)	$(13,637)	$(18,085)

Net income (loss) per share attributable to RealNetworks- Basic:	$(0.16)	$(0.16)	$(0.36)	$(0.48)
Net income (loss) per share attributable to RealNetworks- Diluted:	$(0.16)	$(0.16)	$(0.36)	$(0.48)

Shares used to compute basic net income (loss) per share	38,062	37,618	37,944	37,549
Shares used to compute diluted net income (loss) per share	38,062	37,618	37,944	37,549

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2019	December 31, 2018
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$18,101	$35,561
Short-term investments	—	24
Trade accounts receivable, net	27,947	11,751
Deferred costs, current portion	950	331
Prepaid expenses and other current assets	18,931	5,911
Total current assets	65,929	53,578

Equipment and software	31,853	37,458
Leasehold improvements	3,255	3,292
Total equipment, software, and leasehold improvements	35,108	40,750
Less accumulated depreciation and amortization	32,171	37,996
Net equipment, software, and leasehold improvements	2,937	2,754

Operating lease assets	12,499	—
Restricted cash equivalents	5,374	1,630
Other assets	2,842	3,997
Deferred costs, non-current portion	957	528
Deferred tax assets, net	831	851
Other intangible assets, net	20,309	26
Goodwill	65,154	16,955

Total assets	$176,832	$80,319

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$4,692	$3,910
Accrued royalties, fulfillment and other current liabilities	92,529	11,312
Commitment to Napster	—	2,750
Deferred revenue, current portion	6,134	2,125
Notes payable	3,599	—
Total current liabilities	106,954	20,097

Deferred revenue, non-current portion	139	268
Deferred rent	—	986
Deferred tax liabilities, net	1,225	1,168
Long-term lease liabilities	9,486	—
Long-term debt	3,900	—
Other long-term liabilities	11,195	960

Total liabilities	132,899	23,479

Total shareholders' equity	44,036	56,840

Noncontrolling interests	(103)	—

Total equity	43,933	56,840

Total liabilities and equity	$176,832	$80,319

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2019	2018
	(in thousands)

Cash flows from operating activities:
Net income (loss) including noncontrolling interests	$(14,495)	$(18,085)
Adjustments to reconcile net income (loss) including noncontrolling interests to net cash used in operating activities:
Depreciation and amortization	4,397	1,738
Stock-based compensation	2,420	2,113
Equity in net loss of Napster	—	737
Deferred income taxes, net	—	5
(Gain) loss on equity investment, net	(12,338)	—
Foreign currency (gain) loss	(804)	—
Fair value adjustments to contingent consideration liability	700	—
Mark to market adjustment of warrants	—	78
Net change in certain operating assets and liabilities	(177)	(2,214)
Net cash used in operating activities	(20,297)	(15,628)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(1,068)	(698)
Proceeds from sales and maturities of short-term investments	24	7,607
Acquisition, net of cash acquired	12,260	(4,192)
Net cash provided by investing activities	11,216	2,717
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	144	114
Tax payments from shares withheld upon vesting of restricted stock	(289)	(243)
Proceeds from notes payable and revolving credit facility	31,337	—
Repayments of notes payable and revolving credit facility	(35,768)	—
Payment of financing fees	(569)	—
Other financing activities	900	—
Net cash used in financing activities	(4,245)	(129)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(390)	(962)
Net increase (decrease) in cash, cash equivalents and restricted cash	(13,716)	(14,002)
Cash, cash equivalents and restricted cash, beginning of period	37,191	53,596
Cash, cash equivalents and restricted cash, end of period	$23,475	$39,594

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2019			2018
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Segment
Consumer Media (A)	$3,632	$2,620	$2,486	$4,068	$4,733	$3,884	$5,483
Mobile Services (B)	6,895	6,997	6,939	6,899	7,348	6,719	8,704
Games (C)	7,164	6,048	5,710	5,590	5,498	5,121	5,463
Napster (D)	27,302	28,583	24,337	—	—	—	—
Total net revenue	$44,993	$44,248	$39,472	$16,557	$17,579	$15,724	$19,650

Net Revenue by Product
Consumer Media
- Software License (E)	$1,987	$944	$735	$2,049	$2,746	$1,808	$3,337
- Subscription Services (F)	1,028	1,040	1,088	1,153	1,232	1,225	1,285
- Product Sales (G)	207	206	219	257	281	299	340
- Advertising & Other (H)	410	430	444	609	474	552	521

Mobile Services
- Software License (I)	888	957	599	514	520	469	1,335
- Subscription Services (J)	6,007	6,040	6,340	6,385	6,828	6,250	7,369

Games
- Subscription Services (K)	3,056	3,073	2,985	3,014	2,745	2,689	2,693
- Product Sales (L)	3,078	2,177	1,988	2,013	2,279	1,953	2,402
- Advertising & Other (M)	1,030	798	737	563	474	479	368

Napster
- Subscription Services (N)	27,302	28,583	24,337	—	—	—	—

Total net revenue	$44,993	$44,248	$39,472	$16,557	$17,579	$15,724	$19,650

Net Revenue by Geography
United States	$22,015	$21,322	$18,970	$7,697	$9,026	$7,646	$11,434
Rest of world	22,978	22,926	20,502	8,860	8,553	8,078	8,216
Total net revenue	$44,993	$44,248	$39,472	$16,557	$17,579	$15,724	$19,650

Net Revenue by Segment
(A) The Consumer Media segment primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services segment primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games segment primarily includes revenue from sales of mobile and PC games, online games subscription services, player purchases of in-game virtual goods, and advertising on games sites and social network sites.

(D) The Napster segment primarily includes revenue from subscription music offerings from on-demand streaming services and conditional downloads. Napster revenues are included in our consolidated results from the January 18, 2019 acquisition date forward.

Net Revenue by Product
(E) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(F) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(G) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(H) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(I) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform and our facial recognition platform, SAFR.
(J) Subscription services revenue within Mobile Services includes revenue from ringback tones and our messaging platform services, as well as from related professional services provided to mobile carriers.

(K) Subscription services revenue within Games includes revenue from online games subscriptions.
(L) Product sales revenue within Games includes revenue from retail and wholesale games-related revenue, sales of mobile games, and player purchases of in-game virtual goods.
(M) Advertising & other revenue within Games includes advertising on games sites and social network sites.
(N) Subscription services revenue within Napster includes music tracks by way of on-demand streaming and conditional downloads offered directly to end consumers and distribution partners.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2019		2018	2019	2018
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$3,632	$2,620	$4,733	$8,738	$14,100
Cost of revenue	705	803	955	2,341	2,976
Gross profit	2,927	1,817	3,778	6,397	11,124

Gross margin	81%	69%	80%	73%	79%

Operating expenses	2,692	2,877	3,448	8,688	10,805
Operating income (loss), a GAAP measure	$235	$(1,060)	$330	$(2,291)	$319
Depreciation and amortization	34	56	49	144	146

Contribution margin, a non-GAAP measure	$269	$(1,004)	$379	$(2,147)	$465

Mobile Services

Net revenue	$6,895	$6,997	$7,348	$20,831	$22,771
Cost of revenue	1,721	1,865	2,052	5,634	6,502
Gross profit	5,174	5,132	5,296	15,197	16,269

Gross margin	75%	73%	72%	73%	71%

Operating expenses	7,143	7,438	6,825	22,142	21,160
Operating income (loss), a GAAP measure	$(1,969)	$(2,306)	$(1,529)	$(6,945)	$(4,891)
Acquisitions related intangible asset amortization	—	—	70	—	253
Depreciation and amortization	81	106	165	418	500

Contribution margin, a non-GAAP measure	$(1,888)	$(2,200)	$(1,294)	$(6,527)	$(4,138)

Games

Net revenue	$7,164	$6,048	$5,498	$18,922	$16,082
Cost of revenue	1,934	1,655	1,228	5,259	4,501
Gross profit	5,230	4,393	4,270	13,663	11,581

Gross margin	73%	73%	78%	72%	72%

Operating expenses	5,151	5,288	5,447	15,476	15,459
Operating income (loss), a GAAP measure	$79	$(895)	$(1,177)	$(1,813)	$(3,878)
Acquisitions related intangible asset amortization	4	—	23	27	43
Depreciation and amortization	89	84	91	256	402

Contribution margin, a non-GAAP measure	$172	$(811)	$(1,063)	$(1,530)	$(3,433)

Napster

Net revenue	$27,302	$28,583	$—	$80,222	$—
Cost of revenue	21,986	23,026	—	65,408	—
Gross profit	5,316	5,557	—	14,814	—

Gross margin	19%	19%	—%	18%	—%

Operating expenses	6,472	6,638	—	18,642	—
Operating income (loss), a GAAP measure	$(1,156)	$(1,081)	$—	$(3,828)	$—
Acquisitions related intangible asset amortization	1,126	1,129	—	3,198	—
Depreciation and amortization	72	69	—	256	—

Contribution margin, a non-GAAP measure	$42	$117	$—	$(374)	$—

Corporate

Cost of revenue	$(68)	$(67)	$4	$(212)	$21
Gross profit	68	67	(4)	212	(21)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	3,522	4,116	2,548	11,895	8,244
Operating income (loss), a GAAP measure	$(3,454)	$(4,049)	$(2,552)	$(11,683)	$(8,265)
Other income (expense), net	541	183	(112)	851	(195)
Foreign currency (gain) loss	(489)	(164)	78	(804)	98
Depreciation and amortization	32	33	109	98	394
Fair value adjustments to contingent consideration liability	400	300	—	700	—
Restructuring and other charges	691	729	632	1,587	1,320
Stock-based compensation	503	533	499	2,420	2,113
Lease exit and related benefit	—	—	—	—	(454)

Contribution margin, a non-GAAP measure (1)	$(1,776)	$(2,435)	$(1,346)	$(6,831)	$(4,989)
(1)2018 Corporate contribution margin was revised to exclude the impact of realized and unrealized foreign currency (gain) loss incurred in each respective period. Foreign currency (gain) loss is reported in Other income (expense), net, in our consolidated statement of operations.

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) including noncontrolling interests to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2019		2018	2019	2018
	Q3	Q2	Q3	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) including noncontrolling interests to adjusted EBITDA:

Net income (loss) including noncontrolling interests	$(6,254)	$(9,455)	$(5,977)	$(14,495)	$(18,085)
Income tax expense (benefit)	310	244	272	812	708
Interest expense	220	43	—	429	—
Interest income	—	(40)	(72)	(117)	(270)
(Gain) loss on equity investment, net	—	—	—	(12,338)	—
Foreign currency (gain) loss	(489)	(164)	78	(804)	98
Equity in net loss of Napster	—	—	737	—	737
Acquisitions related intangible asset amortization	1,130	1,129	93	3,225	296
Depreciation and amortization	308	348	414	1,172	1,442
Fair value adjustments to contingent consideration liability	400	300	—	700	—
Restructuring and other charges	691	729	632	1,587	1,320
Stock-based compensation	503	533	499	2,420	2,113
Lease exit and related benefit	—	—	—	—	(454)
Adjusted EBITDA, a non-GAAP measure (1)	$(3,181)	$(6,333)	$(3,324)	$(17,409)	$(12,095)
(1)2018 adjusted EBITDA was revised to exclude the impact of realized and unrealized foreign currency (gain) loss incurred in each respective period. Foreign currency (gain) loss is reported in Other income (expense), net, in our consolidated statement of operations.